EXHIBIT E

                           FORM OF REQUEST FOR RELEASE
                             (for Trustee/Custodian)



Loan Information

         Name of Mortgagor:                     -------------------

         Servicer
         Loan No.:                              -------------------

Custodian/Trustee

         Name:                                  -------------------

         Address:                               -------------------



         Custodian/Trustee
         Mortgage File No.:                     -------------------

Depositor

         Name:                                  -------------------

         Address:                               -------------------



         Certificates:                          Asset Securitization
                                                Corporation, Commercial
                                                Mortgage Pass-Through
                                                Certificates, Series
                                                1996 - MD VI

     The undersigned Servicer hereby acknowledges that it has received from LaSalle National Bank, as Trustee for the Holders of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1996 - MD VI, the documents referred to below (the "Documents"). All capitalized terms of not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 17, 1996, by and among the Trustee, ABN AMRO Bank N.V., as fiscal agent, Asset Securitization Corporation, as depositor, and AMRESCO Management, Inc., as servicer and special servicer.

( ) Promissory Note dated ---------------, 199--, in the original principal sum of $-----------, made by ---------------, payable to, or endorsed to the order of, the Trustee.

( ) Mortgage recorded on --------------- as instrument no. ------------ in the County Recorder's Office of the County of -----------------, State of --------------- in book/reel/docket -------------- of official records at page/image.

( ) Deed of Trust recorded on --------------- as instrument no. ------------- in the County Recorder's Office of the County of ---------------, State of -------------- in book/reel/docket --------------- of official records at page/image.

( ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on ------------- as instrument no. ---------------- in the County Recorder's Office of the County of --------------, State of -------------- in
     book/reel/docket -------------- of official records at page/image.

(    )  Other  documents,   including  any  amendments,   assignments  or  other
     assumptions of the Note or Mortgage.

         (  ) --------------------------

         (  ) --------------------------

         (  ) --------------------------

         (  ) --------------------------

          The  undersigned Servicer hereby acknowledges and agrees as follows:

          (1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of set-off to or against the Documents or any proceeds thereof.

          (3) The Servicer shall return the Documents to the Custodian when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

                                          AMRESCO MANAGEMENT, INC.

                                          By: --------------------

                                          Title: -----------------

Date: ---------, 19--